UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005
Technitrol, Inc. (Exact Name of registrant as specified in its charter)
Pennsylvania (State or other jurisdiction of incorporation)	001-05375 (Commission File Number)	23-1292472 (I.R.S. Employer Identification No.)
1210 Northbrook Dr., Suite 470, Trevose, PA 19053 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (215) 355-2900
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e--4(c))

Item 1.01 Entry into a Material Definitive Agreement

Technitrol, Inc. and AMI Doduco, Inc. (collectively, the "Companies") entered into a Letter Amendment, dated as of April 28, 2005 (the "Amendment") with Fleet Precious Metals Inc. d/b/a Bank of America Precious Metals (the "Consignor") amending the Consignment Agreement, dated as of November 18, 1997, by and between the Consignor and the Companies (as previously amended, the "Consignment Agreement").

Pursuant to the Amendment, the limit of the value of commodities permitted to be consigned under the Consignment Agreement was increased from $33,000,000 to $35,000,000.

The Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Letter Amendment to Consignment Agreement dated April 28, 2005, among Fleet Precious Metals Inc., Technitrol, Inc. and AMI Doduco, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

TECHNITROL, INC.

Dated: May 4, 2005

By: /s/ Ann Marie Janus

Ann Marie Janus

Secretary